UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2025 (January 13, 2025)

Compass, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40291	30-0751604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Fifth Avenue, 4th Floor New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 913-9058
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.00001 par value per share	COMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On January 13, 2025 (the “Closing Date”), Compass, Inc. (“Compass” or the “Company”) closed its previously announced merger transaction (the “Transaction”) contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated November 25, 2024, by and among the Company, Compass Brokerage, LLC, Company Merger Sub, LLC, At World Properties Holdings, LLC, known as @properties Christie’s International Real Estate (“Christie’s International Real Estate”), At World Properties Principals Blocker, Inc. (“Principals Blocker”), At World Properties IX Blocker, Inc. (“IX Blocker”), Apple IX Blocker Merger Sub, Inc., Apple Principals Blocker Merger Sub, Inc., and Quad-C LLC, as seller representative. Pursuant to the Merger Agreement, on the Closing Date, the Company acquired all of the issued and outstanding equity securities of each of Principals Blocker, IX Blocker and Christie’s International Real Estate and each of Principals Blocker, IX Blocker and Christie’s International Real Estate became a wholly-owned subsidiary of the Company.

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by the Company on January 13, 2025 (the "Original Report"), to include the historical financial statements of At World Properties Holdings, LLC and the unaudited pro forma condensed combined financial information required pursuant to Article 11 of Regulation S-X. The accounts of At World Properties Holdings, LLC and its consolidated subsidiaries represent substantially all of the assets and liabilities acquired as a part of the Transaction. Except as otherwise provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of At World Properties Holdings, LLC, as of and for the year ended December 31, 2023, are included as Exhibit 99.1 to this Form 8-K/A. The unaudited condensed consolidated financial statements of At World Properties Holdings, LLC, as of and for the nine months ended September 30, 2024, are included as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet for Compass, Inc. and At World Properties Holdings, LLC, as of September 30, 2024, and unaudited pro forma condensed combined statements of operations for Compass, Inc. and At World Properties Holdings, LLC for the nine months ended September 30, 2024 and the year ended December 31, 2023 are included as Exhibit 99.3 to this Form 8-K/A.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

99.1	Audited consolidated financial statements and related notes of At World Properties Holdings, LLC, as of December 31, 2023 and for the year ended December 31, 2023.

99.2	Unaudited condensed consolidated financial statements and related notes of At World Properties Holdings, LLC, as of September 30, 2024 and for the nine months ended September 30, 2024.

99.3
Unaudited pro forma condensed combined balance sheet for Compass, Inc. and At World Properties Holdings, LLC, as of September 30, 2024, and unaudited pro forma condensed combined statements of operations for Compass, Inc. and At World Properties Holdings, LLC for the nine months ended September 30, 2024 and the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPASS, INC.

Date: March 28, 2025	By:	/s/ Kalani Reelitz
Kalani Reelitz
Chief Financial Officer